UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 5, 2026
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.
On August 5, 2025, MetLife, Inc. issued (i) a news release announcing its results for the quarter ended June 30, 2026 (the “Earnings Release”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, (ii) a Quarterly Financial Supplement for the quarter ended June 30, 2026 (the “Quarterly Financial Supplement”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference and (iii) a fact sheet setting forth its total assets under management as of June 30, 2026 (the “Total AUM Fact Sheet”), a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
The Earnings Release and the Quarterly Financial Supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K. The foregoing description of the Total AUM Fact Sheet is not complete and is qualified in its entirety by reference to the Total AUM Fact Sheet.
Item 7.01 Regulation FD Disclosure.
On August 5, 2026, MetLife, Inc. issued an earnings call presentation for the quarter ended June 30, 2026 (the “Earnings Call Presentation”), a copy of which is attached hereto as Exhibit 99.4 and is incorporated herein by reference. The presentation highlights information in MetLife, Inc.’s Earnings Release and Quarterly Financial Supplement, as well as other prior public disclosures. The Earnings Call Presentation is furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 8.01 Other Events.
On August 5, 2026, MetLife, Inc. announced that its Board of Directors approved a new $3.0 billion authorization to repurchase its common stock.
The text of Item 2.02 above with respect to the Total AUM Fact Sheet is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Earnings Release dated August 5, 2026

99.2	Quarterly Financial Supplement for the quarter ended June 30, 2026

99.3	Total AUM Fact Sheet as of June 30, 2026

99.4	Earnings Call Presentation for the quarter ended June 30, 2026

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Adrienne O'Neill
	Name:	Adrienne O'Neill
	Title:	Executive Vice President and Chief Accounting Officer
Date: August 5, 2026
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